UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2018

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crown Oak Centre

Longwood, Florida 32750

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2018, Spectrum Global Solutions, Inc. (the “Company”) completed its corporate jurisdiction continuation from the jurisdiction of the Province of British Columbia to the jurisdiction of the State of Nevada in accordance with the Articles of Conversion and the Articles of Incorporation (the “Nevada Articles”) filed with the Nevada Secretary of State. Following the effectiveness of the continuation, the Company’s corporate existence will be governed by the laws of the State of Nevada, the Nevada Articles and the Company’s by-laws (the “Nevada Bylaws”).

Copies of the Articles of Conversion, the Nevada Articles and the Nevada Bylaws are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Shareholders of the Company held on February 5, 2018, a total of 291,799,343 shares of the Company’s common stock were present in person or represented by proxy, representing approximately 69% percent of the Company’s outstanding common stock as of the December 29, 2017 record date. The following are the voting results for the proposal considered and voted upon at the meeting, which was described in the Company’s proxy statement/prospectus filed with the Securities and Exchange Commission on December 29, 2017.

Proposal

A proposal to approve the special resolutions to authorize the Company to complete a continuance of the Company from the jurisdiction of the Province of British Columbia to the State of Nevada. The votes were cast as follows:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
291,744,343	5,000	50,000	-

Based on the foregoing votes, the Proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Conversion.

3.2	Articles of Incorporation.

3.3	Bylaws of Spectrum Global Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2018

SPECTRUM GLOBAL SOLUTIONS, INC.

By:	/s/ Roger Ponder
Name:	Roger Ponder
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Conversion.

3.2	Articles of Incorporation.

3.3	Bylaws of Spectrum Global Solutions, Inc.

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